July 26, 2022

ULTIMUS MANAGERS TRUST

Q3 All-Weather Sector Rotation FUND & Q3 All-Weather Tactical Fund

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information

Each dated March 30, 2022, Supplemented on April 8, 2022 and May 3, 2022

This supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated March 30, 2022 and supplemented on April 8, 2022 and May 3, 2022, for the Q3 All-Weather Sector Rotation Fund and Q3 All-Weather Tactical Fund (collectively, the “Funds”). For more information or to obtain a copy of the Fund’s Summary Prospectus, Prospectus or SAI, free of charge, please contact the Fund toll free at 1-855-784-2399.

Closure and Conversion of Shares

Effective immediately, all sales and acceptance of purchase orders for shares of the Investor Classes of the Q3 All-Weather Sector Rotation Fund and Q3 All-Weather Tactical Fund (collectively, the “Funds”) shall be discontinued.

On August 29, 2022, all existing shares of the Investor Class of each of the Funds will be converted into shares of the Institutional Class of each of the Funds (the “Conversion”). There will be no fees charged in connection with the Conversion. After the Conversion, the Q3 All-Weather Sector Rotation Fund will offer only a single class of shares – the Institutional Class and the Q3 All-Weather Tactical Fund will offer two classes of shares – the Institutional Class and the C Class.

There are no tax consequences anticipated with the Conversion, and no action is necessary on your part to effect the Conversion. Shareholders should consult with their own tax advisors to ensure proper treatment on their income tax returns.

Shareholders may continue to redeem their Investor Class shares of each of the Funds on each business day until the Conversion on August 29, 2022.

After the Conversion, all references to the Investor Class of each of the Funds are hereby struck from the Funds’ Summary Prospectus, Prospectus, and SAI.

Change in Investment Minimums

The following changes are made in the Summary Prospectus and Prospectus.

For the Q3 All-Weather Sector Rotation Fund, the following replaces, in its entirely, the section entitled “Minimum Initial Investment” on page 5 of the Summary Prospectus and in the section entitled “Purchase and Sale of Fund Shares”, the sub-section entitled “Minimum Initial Investment” on page 8 of the Prospectus:

The minimum initial investment amounts are as follows:

Institutional Class: $100,000

These amounts may be waived at the Adviser’s discretion.

For the Q3 All-Weather Tactical Fund, the following replaces, in its entirely, the section entitled “Minimum Initial Investment” on page 5 of the Summary Prospectus and in the section entitled “Purchase and Sale of Fund Shares”, the sub-section entitled “Minimum Initial Investment” on page 18 of the Prospectus:

The minimum initial investment amounts are as follows:

Institutional Class:	$10,000

C Class:	$1,000

These amounts may be waived at the Adviser’s discretion.

The following changes are made in the Prospectus.

The following replaces, in its entirely, the section entitled “Share Classes” starting on page 31 of the Prospectus:

Set forth below is information about the manner in which each Fund offers shares, including its share class structure.

The Sector Rotation Fund currently offers 1 share class: Institutional Class shares. The Tactical Fund currently offers two share classes: Institutional Class shares and C Class shares. Each class of a given Fund invests in the same portfolio securities, but each class has its own expense structure, as illustrated in each Fund’s Summary section. As described herein, each class of shares has particular investment eligibility criteria and is subject to different types and levels of charges, fees and expenses than the other classes. Subject to eligibility, the class of shares that is best for you depends upon a number of factors, including the amount and intended length of your investment. For example, while Institutional Class shares require a larger initial investment, they have lower annual expenses than C Class shares because there are no 12b-1 fees, and this will cost you less over time. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services.

Institutional Class Shares.

●       Institutional Class shares are available for purchase for a minimum initial investment of $100,000. There is no minimum subsequent investment limit.

●       Institutional Class shares are purchased at NAV, and do not have an initial sales charge.

●       Institutional Class shares are not subject to any contingent deferred sales charge.

●       Institutional Class shares are not subject to a 12b-1 fee.

●       Institutional Class shares are subject to an administrative services plan fee of up to 0.25% of the class’ average annual daily net assets, as described in the section titled, “Administrative Services Plan,” below.

C Class Shares (exclusively for the Tactical Fund).

●       C Class shares have a minimum initial investment of $1,000. There is no minimum subsequent investment limit.

●       C Class shares are purchased at NAV, and do not have an initial sales charge.

●       C Class shares are not subject to any contingent deferred sales charge

●       C Class shares are subject to an ongoing distribution and service 12b-1 fee equal to 1.00% of the class’ average annual daily net assets, as described in the section titled, “Distribution Plan,” below.

●       C Class shares are not subject to an administrative services plan fee.

The following replaces, in its entirely, in the section entitled “How to Buy Shares”, the sub-section entitled “Minimum Initial Investment” on page 35 of the Prospectus:

The minimum initial investment amounts for each Fund are as follows:

Institutional Class:	$100,000

C Class (exclusively for the Tactical Fund):	$1,000

These amounts may be waived or reduced at the Adviser’s discretion. For Fund shareholders as of July 26, 2022, the minimum initial investment amount shall remain the same amount as in effect at the time of the initial investment, which was $500,000 for Institutional Class shares and $1,000 for C Class shares.

The following new sentence is added in the section entitled “How to Redeem Shares”, to the sub-section entitled “Minimum Account Balance” on page 42 of the Prospectus:

For Fund shareholders as of July 26, 2022, the Minimum Account Balance shall be the Fund’s initial investment minimum amount as in effect at the time of their initial investment, which was $500,000 for Institutional Class shares and $1,000 for C Class shares.

Investors Should Retain this Supplement for Future Reference